                                                                    EXHIBIT 10.1

GreenPoint Mortgage                                        SERVICING CERTIFICATE

=============================================================================================================================
Revolving Home Equity Loan          LIBOR:                      6.62000%   Current Collection Period:      11/01/00-11/30/00
Asset-Backed Notes                  Margin A-1:                 0.30000%   P&S Agreement Date:                  12/1/99
Series 1999-2                       Class A-1  Note Rate:       6.92000%   Original Closing Date:              12/22/99
                                    Class A-2  Note Rate:       7.00000%   Distribution Date:                  12/15/00
                                    Margin A-2:                 0.38000%   Record Date:                        12/14/00
                                    Interest Period 11/15/00               Pool Factor:                       74.6565933%
                                    thru 12/14/00:                 30
                                    Servicing Fee Rate:         0.50000%   Initial Class A-1 O/C Amt:            22.71
                                    Class A-1 Premium Fee       0.18000%   Initial Class A-2 O/C Amt:           565.15
                                    Rate:
                                    Class A-2 Premium Fee       0.18000%
                                    Rate:
                                                                           Class A-1 O/C Amt as of Pmt
                                                                           Date:                             5,408,774.99

                                    Trustee Fee:                0.00900%   Class A-2 O/C Amt as of Pmt
                                                                           Date:                             1,438,840.14
                                    Class A-1 Act Weighted                 Class A-1 Pool Factor:             78.2790279%
                                    Avg Ln Rate:                12.55939%
                                    Class A-2 Act Weighted                 Class A-2 Pool Factor:             61.2877557%
                                    Avg Ln Rate:                12.40391%

                                    Total Management Fee         500.00
        =====================================================================================================================


BALANCES
        Beginning Class A-1 Pool Balance                                                                      163,748,421.40
        Beginning Class A-2 Pool Balance                                                                       35,513,123.30


        Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                   158,339,646.41
        Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                    34,074,283.16

        Class A-1 Overcollateralization Amount to Fill                                                                 (0.00)
        Class A-2 Overcollateralization Amount to Fill                                                                  0.00

        Ending Class A-1 Pool Balance                                                                         156,702,566.07
        Ending Class A-2 Pool Balance                                                                          33,535,237.78


        Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                      151,293,791.08
        Ending Class A-2 Note Balance -- CUSIP  395385AB3                                                      32,096,397.64

        Additional Balances  Class A-1                                                                          2,111,369.71
        Additional Balances  Class A-2                                                                            588,621.57

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent  Class A-1 HELOC Mortgage Loans (Current Date)                                            0
        Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                           0.00
        Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                      0
        Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                    0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                     0.00
        Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                            0.00
        Beginning Loan Count                                                                                           4,550
        Ending Loan Count                                                                                              4,375

COLLECTION AMOUNTS Class A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                          10,899,470.70
   2    Total Mortgage Interest Collections (Gross)                                                             1,742,245.66
        Servicing Fees (current collection period)                                                                 68,228.51
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     9,157,225.04
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    9,157,225.04
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07


COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           2,950,462.81
   2    Total Mortgage Interest Collections (Gross)                                                               383,955.72
        Servicing Fees (current collection period)                                                                 14,797.13
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     2,566,507.09
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    2,566,507.09
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          13,849,933.51
   2    Total Mortgage Interest Collections (Gross)                                                             2,126,201.38
        Servicing Fees (current collection period)                                                                 83,025.64
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                    11,723,732.13
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                   11,723,732.13
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                   26,771.07


        Class A-1 Net Interest Collection                                                                       1,674,017.15
        Class A-2 Net Interest Collection                                                                         369,158.59


DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                    913,091.96
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-1 Note    Reserve Fund Amount                                                                     735,593.30
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                23,750.95
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                       0.00
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,187.55
        Management Fee 8.6 (d)(iii)                                                                                   393.40
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                             1,674,017.16

        Maximum Principal Payment                                                                               7,045,855.33
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                       0.00
        Loan Loss                                                                                                       0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            7,045,855.33


DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                                    198,766.65
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-2 Note    Reserve Fund Amount                                                                     164,918.63
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 5,111.14
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                       0.00
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                             255.56
        Management Fee 8.6 (d)(iii)                                                                                   106.60
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        Total Certificateholders Distribution Allocable to Interest                                               369,158.58


        Maximum Principal Payment                                                                               1,977,885.52
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                       0.00
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                            1,977,885.52




TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                    1,111,858.61
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
        Class A Note    Reserve Fund Amount                                                                       900,511.93
        Investor Loss Amount  5.01(iii)                                                                                 0.00
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                28,862.09
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                             0.00
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,443.10
        Management Fee 8.6 (d)(iii)                                                                                   500.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        Total Certificateholders Distribution Allocable to Interest                                             2,043,175.74


        Maximum Principal Payment                                                                               9,023,740.85
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                       0.00
        Loan Loss                                                                                                       0.00
        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        Total Certificateholders Distribution Allocable to Principal                                            9,023,740.85

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                             4.7243149
        Interest Distribution Amount                                                                               4.7243149
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                           36.4550787
        Maximum Principal Payment                                                                                 36.4550787
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  0.0000000


Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                             3.7954297
        Interest Distribution Amount                                                                               3.7954297
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000


        Total Class A-2 Note Distribution Amount Allocable to Principal                                           37.7675295
        Maximum Principal Payment                                                                                 37.7675295
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  0.0000000




        Total Interest Amount Distributed to Class A Certificateholder                                             8.5197446
        Total Principal Amount Distributed to Class A Certificateholder                                           74.2226082

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      75
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      2,961,939.39
        Number of Mortgages 60 to 89 Days Delinquent                                                                      18
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        856,996.66
        Number of Mortgages 90 to 179 Days Delinquent                                                                     10
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       351,729.13
        Number of Mortgages 180 or more Days Delinquent                                                                    6
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     318,471.25
        Number of Mortgage Loans in Foreclosure                                                                           13
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             593,803.11
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       5
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        462,853.89
        Number of Mortgages 60 to 89 Days Delinquent                                                                       3
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        418,723.10
        Number of Mortgages 90 to 179 Days Delinquent                                                                      1
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       294,210.94
        Number of Mortgages 180 or more Days Delinquent                                                                    1
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     196,058.94
        Number of Mortgage Loans in Foreclosure                                                                            0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      80
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,424,793.28
        Number of Mortgages 60 to 89 Days Delinquent                                                                      21
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                      1,275,719.76
        Number of Mortgages 90 to 179 Days Delinquent                                                                     11
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       645,940.07
        Number of Mortgages 180 or more Days Delinquent                                                                    7
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     514,530.19
        Number of Mortgage Loans in Foreclosure                                                                           13
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             593,803.11
        Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================


RESERVE FUND ACTIVITY

        Reserve Fund  Beginning Balance                                                                                 0.00
        Reserve Fund  Deposit                                                                                     900,511.93
        Reserve Bal Subtotal                                                                                      900,511.93
        Reserve Fund Reduction Amt                                                                              (900,511.93)
        Reserve Fund Balance                                                                                            0.00




PRE-FUNDED ACCOUNT ACTIVITY

        Beginning Balance Pre-Funded Account                                                                            0.00
        Remaining Amount for Distribution to Classes                                                                    0.00
        Withdrawal for Subsequent Loan Purchase:                                                                        0.00
        Ending Balance Pre-Funded Account                                                                               0.00

        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.


        -------------------------------------------------------
        A Servicing Officer    Teri Martine

----------------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                                   STATEMENT TO NOTEHOLDERS
============================================================================================================================
Revolving Home Equity Loan               LIBOR:                    6.62000%     Current Collection        11/01/00-11/30/00
                                                                                Period:
Asset-Backed Notes                       Margin:                   0.30000%     P&S Agreement Date:            12/1/99
Series 1999-2                            Class A-1  Note Rate:     6.92000%     Original Closing Date:        12/22/99
                                         Class A-2  Note Rate:     7.00000%     Distribution Date:            12/15/00
                                                                                Record Date:                  12/14/00
                                            Interest Period                     Pool Factor:                 74.6565933%
                                             11/15/00 thru            30
                                               12/14/00:

============================================================================================================================


                BALANCES
          Beginning HELOC Pool Balance                                                                       163,748,421.40
          Beginning Second Lien Pool Balance                                                                  35,513,123.30


          Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                158,339,646.41
          Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                 34,074,283.16


          Ending Class A-1 Pool Balance                                                                      156,702,566.07
          Ending Class A-2 Pool Balance                                                                       33,535,237.78


          Ending Class A-1 Note Balance -- CUSIP                                                             151,293,791.08
          Ending Class A-2 Note Balance -- CUSIP                                                              32,096,397.64

          Additional Balances  Class A-1                                                                       2,111,369.71
          Additional Balances  Class A-2                                                                         588,621.57

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                            0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                         0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                             0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                          0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                    0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                  0.00
          Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                              0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                            0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                     0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                   0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                              0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                            0.00
          Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                  0.00

          Beginning Loan Count                                                                                        4,550
          Ending Loan Count                                                                                           4,375


COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                               10,831,242.19
          Total Mortgage Interest Collections                                                                  1,742,245.66
          Servicing Fees (current collection period)                                                             (68,228.51)
               Mortgage Principal Collections                                                                  9,157,225.04
               Pre-Funded Balance                                                                                      0.00
                                                                                                                       0.00
          Total Mortgage Principal Collections                                                                 9,157,225.04

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                                                2,935,665.68
          Total Mortgage Interest Collections                                                                    383,955.72
          Servicing Fees (current collection period)                                                             (14,797.13)

               Mortgage Principal Collections                                                                  2,566,507.09
               Pre-Funded Balance                                                                                      0.00
                                                                                                                       0.00
          Total Mortgage Principal Collections                                                                 2,566,507.09


TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                               13,849,933.51
          Total Mortgage Interest Collections                                                                  2,126,201.38
               Mortgage Principal Collections                                                                 11,723,732.13
               Pre-Funded Balance                                                                                      0.00

          Total Mortgage Principal Collections                                                                11,723,732.13



DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note    Interest                                                                             913,091.96
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                  0.00
          Class A-1 Note    Reserve Fund Amount                                                                  735,593.30

          Maximum Principal Payment                                                                            7,045,855.33
          Scheduled Principal Collection                                                                               0.00
          Accelerated Principal Distribution Amount                                                                    0.00
          Loan Loss                                                                                                    0.00
          Class A-1 Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                                         7,045,855.33

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note    Interest                                                                             198,766.65
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                  0.00
          Class A-2 Note    Reserve Fund Amount                                                                  164,918.63

          Maximum Principal Payment                                                                            1,977,885.52
          Scheduled Principal Collection                                                                               0.00
          Accelerated Principal Distribution Amount                                                                    0.00
          Loan Loss                                                                                                    0.00
          Class A-2 Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                                         1,977,885.52

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                                1,111,858.61
          Class A Note Unpaid Interest Shortfall (current cycle)                                                       0.00
          Class A Note  Reserve Fund Amount                                                                      900,511.93

          Maximum Principal Payment                                                                            9,023,740.85
          Scheduled Principal Collection Payment                                                                       0.00
          Accelerated Principal Distribution Amount                                                                    0.00
          Overcollateralization Deficit                                                                                0.00
          Total Certificateholders Distribution Allocable to Principal                                         9,023,740.85



LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                                   0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                                 0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                                          4.7243149
          Interest Distribution Amount                                                                            4.7243149
          Unpaid Note Interest Shortfall Included in Current Distribution                                         0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                         0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                                        36.4550787
          Maximum Principal Payment                                                                              36.4550787
          Scheduled Principal Collections Payment                                                                 0.0000000
          Loan Loss                                                                                               0.0000000
          Accelerated Principal Distribution Amount                                                               0.0000000

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                                          3.7954297
          Interest Distribution Amount                                                                            3.7954297
          Unpaid Note Interest Shortfall Included in Current Distribution                                         0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                         0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                                        37.7675295
          Maximum Principal Payment                                                                              37.7675295
          Scheduled Principal Collections Payment                                                                 0.0000000
          Loan Loss                                                                                               0.0000000
          Accelerated Principal Distribution Amount                                                               0.0000000




          Total Interest Amount Distributed to Class A Certificateholder                                          8.5197446
          Total Principal Amount Distributed to Class A Certificateholder                                        74.2226082

          Credit Enhancement Draw Amount                                                                               0.00

DELINQUENCIES/FORECLOSURES
Class A-1

          Number of Mortgages 31 to 60 Days Delinquent                                                                   75
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                   2,961,939.39
          Number of Mortgages 61 to 90 Days Delinquent                                                                   18
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                     856,996.66
          Number of Mortgages 91 to 180 or more Days Delinquent                                                          10
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                            351,729.13
          Number of Mortgages 181 or more Days Delinquent                                                                 6
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                  318,471.25
          Number of Mortgage Loans in Foreclosure                                                                        13
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          593,803.11
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                             0.00
          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                    0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                        0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                                    5
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                     462,853.89
          Number of Mortgages 61 to 90 Days Delinquent                                                                    3
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                     418,723.10
          Number of Mortgages 91 to 180 or more Days Delinquent                                                           1
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                            294,210.94
          Number of Mortgages 181 or more Days Delinquent                                                                 1
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                  196,058.94
          Number of Mortgage Loans in Foreclosure                                                                         0
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                0.00
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                             0.00

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                    0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                        0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                                   80
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                   3,424,793.28
          Number of Mortgages 61 to 90 Days Delinquent                                                                   21
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                   1,275,719.76
          Number of Mortgages 91 to 180 or more Days Delinquent                                                          11
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                            645,940.07
          Number of Mortgages 181 or more Days Delinquent                                                                 7
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                  514,530.19
          Number of Mortgage Loans in Foreclosure                                                                        13
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          593,803.11
          Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                             0.00
          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                    0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                        0.00

============================================================================================================================


          Class A-1 Note Rate For Next Distribution            LIBOR            TBD                            #VALUE!


RESERVE FUND ACTIVITY

          Reserve Fund  Beginning Balance                                                                              0.00
          Reserve Fund  Deposit                                                                                  900,511.93
          Reserve Bal Subtotal                                                                                   900,511.93
          Reserve Fund Reduction Amt                                                                           (900,511.93)
          Reserve Fund Balance                                                                                         0.00